Exhibit 99.1

centerspace

4th Quarter 2021 // Year Ended December 31, 2021

EARNINGS RELEASE AND SUPPLEMENTAL OPERATING & FINANCIAL DATA

Civic Lofts // Denver, CO

Earnings Release

Centerspace Announces Financial and Operating Results for the Year Ended
December 31, 2021 and Provides 2022 Financial Outlook; Dividend Increase
MINNEAPOLIS, MN, February 28, 2022 – Centerspace (NYSE: CSR) announced today its financial and operating results for the year ended December 31, 2021. The tables below show Net Income (Loss), Funds from Operations (“FFO”)1, and Core FFO1, all on a per share basis, for the year ended December 31, 2021; Same-Store Revenues, Expenses, and Net Operating Income ("NOI")1 over comparable periods; and Same-Store Weighted Average Occupancy for the three months ended December 31, 2021, September 30, 2021, and December 31, 2020 and the twelve months ended December 31, 2021 and 2020.

	Three Months Ended December 31,		Twelve Months Ended December 31,
Per Share	2021	2020	2021	2020
Earnings (loss) per share - diluted	$(0.61)	$(0.46)	$(0.47)	$(0.15)
FFO - diluted	1.07	0.97	3.54	3.47
Core FFO - diluted	1.08	1.02	3.99	3.78

	Year-Over-Year Comparison	Sequential Comparison	YTD Comparison
Same-Store Results	4Q21 vs 4Q20	4Q21 vs. 3Q21	CY21 vs. CY20
Revenues	9.2%	4.1%	4.8%
Expenses	10.9%	0.9%	4.8%
Net Operating Income (“NOI”)	8.1%	6.4%	4.8%

	Three months ended			Twelve months ended
Same-Store Results	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Weighted Average Occupancy	93.4%	94.3%	94.8%	94.4%	94.7%
(1)Net operating income, Funds from Operations, and Core FFO are non-GAAP financial measures. For more information on their usage and presentation, and a reconciliation to the most directly comparable GAAP measures, refer to "Non-GAAP Financial Measures and Reconciliations" in the Supplemental Financial and Operating Data below.
Highlights for the Year Ended December 31, 2021
•Net Loss was $(0.47) per diluted share for the year ended December 31, 2021, compared to Net Income of $(0.15) per diluted share for the year ended December 31, 2020;
•Core FFO increased to $3.99 or 5.8% per diluted share compared to $3.78 for the year ended December 31, 2020;
•Same-store revenue increased 4.8% driven by 5.1% growth in rental revenue and offset by a decrease of 0.3% in occupancy;
•Same-store operating expenses increased 4.8% year-over-year with a increase of 3.7% in same-store controllable expenses, and a increase of 6.7% in same-store non-controllable expenses;
•Same-store NOI growth of 4.8% for the year ended December 31, 2021;
•Same-store NOI growth of 6.4% from the third quarter of 2021;
•Continued to grow the portfolio through a strategic acquisition of 14 communities in Minneapolis, Minnesota and three communities in St. Cloud, Minnesota totaling 2,696 apartment homes for an aggregate purchase price of $359.9 million. Acquired two new apartment communities in Denver, Colorado consisting of 432 homes for an aggregate purchase price of $139.9 million;

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•Sold five apartment communities consisting of 589 apartment homes in Rochester, Minnesota for an aggregate sale price of $60.0 million;
•Amended and expanded the Note Purchase Private Shelf Agreement to increase the aggregate amount under the agreement from $150.0 million to $225.0 million and issued $50.0 million of 2.7% unsecured Series C Notes due June 6, 2030;
•Issued $125.0 million of unsecured notes with a weighted average interest rate of 2.6% and weighted average maturity of 10.5 years;
•Improved and extended $250.0 million revolving credit facility with an accordion feature for up to $400.0 million which matures in September 2025; and
•Continued to strengthen the balance sheet by issuing 1.8 million common shares at an average price of $86.13 per share for total consideration, net of commissions and issuance costs, of approximately $156.4 million in the year ended December 31, 2021.
Subsequent Events
Subsequent to December 31, 2021, Centerspace acquired a portfolio of three communities in the Minneapolis, Minnesota region totaling 267 apartment homes for an aggregate purchase price of $68.1 million. The company also acquired Noko Apartments in Minneapolis for an aggregate purchase price of $46.4 million. The company previously financed the construction and mezzanine loan.
On February 23, 2022 the company paid $3.3 million to terminate a $75.0 million interest rate swap and a $70.0 million forward swap.
Dividend Distributions
Centerspace's Board of Trustees announced a regular quarterly distribution of $0.73 per share/unit, payable on April 11, 2022, to common shareholders and unitholders of record at the close of business on March 31, 2022, which represents a $0.01 increase over the prior distribution.
The Board of Trustees also declared a distribution of $0.4140625 per share on the 6.625% Series C Cumulative Redeemable Preferred Shares (NYSE: CSR PRC), payable on March 31, 2022, to holders of record at the close of business on March 15, 2022. Series C preferred share distributions are cumulative and payable quarterly in arrears at an annual rate of $1.65625 per share.

Balance Sheet
At December 31, 2021, Centerspace had $204.8 million of total liquidity on its balance sheet, including $173.5 million available on its lines of credit.
2022 Financial Overview
Centerspace is providing the following guidance for its 2022 performance.

2022 Calendar Year Financial Outlook
		Range for 2022
	2021 Actual	Low	High
Earnings per Share - diluted	$(0.47)	$(0.41)	$(0.16)
FFO per Share - diluted	$3.54	$4.25	$4.50
Core FFO per Share - diluted	$3.99	$4.33	$4.57
Additional assumptions:
•Same-store capital expenditures of $925 per home to $975 per home
•Value-add expenditures of $21.0 million to $24.0 million
•Investments of $114.5 million due to the January 2021 acquisitions of four communities in Minneapolis, Minnesota

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FFO and Core FFO are non-GAAP financial measures. For more information on their usage and presentation, and a reconciliation to the most directly comparable GAAP measures, please refer to "2021 Financial Outlook" in the Supplemental Financial and Operating Data below.
Earnings Call

Live webcast and replay: https://www.ir.centerspacehomes.com

Live Conference Call		Conference Call Replay
Tuesday, March 1, 2022 at 10:00 AM ET		Replay available until March 15, 2022
USA Toll Free Number	1-844-200-6205	USA Toll Free Number	1-866-813-9403
International Toll Free Number	1-929-526-1599	International Toll Free Number	44-204-525-0658
Canada Toll Free Number	1-833-950-0062	Canada Toll Free Number	1-226-828-7578
Conference Number	130830	Conference Number	848822
Supplemental Information
Supplemental Operating and Financial Data for the year ended December 31, 2021, is available in the Investors section on Centerspace’s website at https://www.centerspacehomes.com or by calling Investor Relations at 701-837-7104. Non-GAAP financial measures and other capitalized terms, as used in this earnings release, are defined and reconciled in the Supplemental Financial and Operating Data, which accompanies this earnings release.
About Centerspace
Centerspace is an owner and operator of apartment communities committed to providing great homes by focusing on integrity and serving others. Founded in 1970, as of December 31, 2021, Centerspace owned 79 apartment communities consisting of 14,441 homes located in Colorado, Minnesota, Montana, Nebraska, North Dakota, and South Dakota. Centerspace was named a Top Workplace for 2021 by the Minneapolis Star Tribune. For more information, please visit www.centerspacehomes.com.
Forward-Looking Statements
Certain statements in this press release are based on the company's current expectations and assumptions, and are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Forward-looking statements are typically identified by the use of terms such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “assumes,” “may,” “projects,” “outlook,” “future,” and variations of such words and similar expressions. Forward-looking statements include the impact of a public health crisis, including the COVID-19 pandemic, and the governmental and third-party response to such a crisis, which may affect our key personnel, our tenants, and the costs of operating our assets; the impact of social distancing, shelter-in-place, travel restrictions, remote work requirements, and similar governmental and private measures taken to combat the spread of a public health crisis on our operations and our tenants. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, or achievements to be materially different from the results of operations, financial conditions, or plans expressed or implied by the forward-looking statements. Although the company believes the expectations reflected in its forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be achieved. Any statements contained herein that are not statements of historical fact should be deemed forward-looking statements. As a result, reliance should not be placed on these forward-looking statements, as these statements are subject to known and unknown risks, uncertainties, and other factors beyond the company's control and could differ materially from actual results and performance. Such risks and uncertainties are detailed from time to time in filings with the SEC, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in the company's Annual Report on Form 10-K, in quarterly reports on Form 10-Q, and in other reports the company files with the SEC from time to time. The company assumes no obligation to update or supplement forward-looking statements that become untrue due to subsequent events.
Contact Information
Investor Relations
Emily Miller
Phone: 701-837-7104
E-mail: IR@centerspacehomes.com
Marketing & Media
Kelly Weber
Phone: 701-837-7104
E-mail: kweber@centerspacehomes.com

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Supplemental Financial and Operating Data
Table of Contents
December 31, 2021

Common Share Data (NYSE: CSR)

	Three Months Ended
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
High closing price	$111.26	$105.42	$79.71	$73.42	$74.55
Low closing price	$96.58	$78.42	$67.28	$68.00	$65.79
Average closing price	$103.29	$94.10	$71.99	$71.37	$70.30
Closing price at end of quarter	$110.90	$94.50	$78.90	$68.00	$70.64
Common share distributions—annualized	$2.88	$2.88	$2.80	$2.80	$2.80
Closing price dividend yield - annualized	2.6%	3.1%	3.6%	4.1%	4.0%
Closing common shares outstanding (thousands)	15,016	14,281	14,045	13,220	13,027
Closing limited partnership units outstanding (thousands)	832	845	881	950	977
Closing Series E preferred units, as converted (thousands)	2,186	2,186	—	—	—
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$1,999,971	$1,635,984	$1,177,661	$963,560	$989,243

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CENTERSPACE
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share amounts)

	Three Months Ended					Twelve months ended
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020
REVENUE	$57,988	$50,413	$46,656	$46,648	$45,540	$201,705	$177,994
EXPENSES
Property operating expenses, excluding real estate taxes	16,852	14,434	13,018	13,449	12,668	57,753	51,625
Real estate taxes	6,654	5,916	5,742	5,792	5,256	24,104	21,533
Property management expenses	2,697	2,203	2,085	1,767	1,460	8,752	5,801
Casualty loss	280	(10)	(27)	101	331	344	1,662
Depreciation/amortization	30,418	22,447	19,308	19,992	20,282	92,165	75,593
General and administrative expenses	4,231	4,279	3,797	3,906	3,733	16,213	13,440
TOTAL EXPENSES	$61,132	$49,269	$43,923	$45,007	$43,730	$199,331	$169,654
Gain (loss) on sale of real estate and other investments	678	—	26,840	—	17	27,518	25,503
Operating income (loss)	(2,466)	1,144	29,573	1,641	1,827	29,892	33,843
Interest expense	(7,456)	(7,302)	(7,089)	(7,231)	(6,903)	(29,078)	(27,525)
Interest and other income (loss)	1,117	(5,082)	619	431	404	(2,915)	(1,575)
Net income (loss)	$(8,805)	$(11,240)	$23,103	$(5,159)	$(4,672)	$(2,101)	$4,743
Dividends to Series D preferred unitholders	(160)	(160)	(160)	(160)	(160)	(640)	(640)
Net (income) loss attributable to noncontrolling interest – Operating Partnership and Series E preferred units	1,793	1,930	(1,386)	469	460	2,806	212
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	(36)	(22)	(19)	(17)	(6)	(94)	126
Net income (loss) attributable to controlling interests	(7,208)	(9,492)	21,538	(4,867)	(4,378)	(29)	4,441
Dividends to preferred shareholders	(1,607)	(1,607)	(1,607)	(1,607)	(1,607)	(6,428)	(6,528)
Discount (premium) on redemption of preferred shares	—	—	—	—	—	—	297
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$(8,815)	$(11,099)	$19,931	$(6,474)	$(5,985)	$(6,457)	$(1,790)

Per Share Data - Basic
Net earnings (loss) per common share – basic	$(0.61)	$(0.79)	$1.49	$(0.49)	$(0.46)	$(0.47)	$(0.15)

Per Share Data - Diluted
Net earnings (loss) per common share – diluted	$(0.61)	$(0.81)	$1.48	$(0.49)	$(0.46)	$(0.47)	$(0.15)

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CENTERSPACE
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
ASSETS
Real estate investments
Property owned	$2,271,170	$2,203,606	$1,838,837	$1,883,407	$1,812,557
Less accumulated depreciation	(443,592)	(426,926)	(407,400)	(408,014)	(399,249)
	1,827,578	1,776,680	1,431,437	1,475,393	1,413,308
Mortgage loans receivable	43,276	42,160	37,457	30,107	24,661
Total real estate investments	1,870,854	1,818,840	1,468,894	1,505,500	1,437,969
Cash and cash equivalents	31,267	20,816	5,194	10,816	392
Restricted cash	7,358	2,376	8,444	1,610	6,918
Other assets	30,582	34,919	17,218	18,427	18,904
TOTAL ASSETS	$1,940,061	$1,876,951	$1,499,750	$1,536,353	$1,464,183

LIABILITIES, MEZZANINE EQUITY, AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$62,403	$58,092	$52,413	$53,852	$55,609
Revolving line of credit	76,000	57,000	87,000	181,544	152,871
Notes payable, net of loan costs	299,344	299,454	319,286	319,236	269,246
Mortgages payable, net of loan costs	480,703	489,140	287,143	293,709	297,074
TOTAL LIABILITIES	$918,450	$903,686	$745,842	$848,341	$774,800

SERIES D PREFERRED UNITS	$25,331	$21,585	$18,022	$16,560	$16,560
EQUITY
Series C Preferred Shares of Beneficial Interest	93,530	93,530	93,530	93,530	93,530
Common Shares of Beneficial Interest	1,157,255	1,092,130	1,033,940	980,453	968,263
Accumulated distributions in excess of net income	(474,318)	(454,691)	(433,310)	(443,409)	(427,681)
Accumulated other comprehensive income (loss)	(4,435)	(5,784)	(12,064)	(12,798)	(15,905)
Total shareholders’ equity	$772,032	$725,185	$682,096	$617,776	$618,207
Noncontrolling interests – Operating Partnership and Series E preferred units	223,600	225,850	53,133	53,007	53,930
Noncontrolling interests – consolidated real estate entities	648	645	657	669	686
TOTAL EQUITY	$996,280	$951,680	$735,886	$671,452	$672,823
TOTAL LIABILITIES, MEZZANINE EQUITY, AND EQUITY	$1,940,061	$1,876,951	$1,499,750	$1,536,353	$1,464,183

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CENTERSPACE
NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (unaudited)

This release contains certain non-GAAP financial measures. The non-GAAP financial measures should not be considered a substitute for operating results determined in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The definitions and calculations of these non-GAAP financial measures, as calculated by the company may not be comparable to non-GAAP measures reported by other REITs that do not define each of the non-GAAP financial measures exactly as Centerspace does.
The company provides certain information on a same-store and non-same-store basis. Same-store apartment communities are owned or in service for substantially all of the periods being compared, and, in the case of development properties, have achieved a target level of physical occupancy of 90%. On the first day of each calendar year, Centerspace determines the composition of the same-store pool for that year and adjusts the previous year, to evaluate full period-over-period operating comparisons for existing apartment communities and their contribution to net operating income. Measuring performance on a same-store basis allows investors to evaluate how a fixed pool of communities are performing year-over-year. Centerspace uses this measure to assess success in increasing NOI, renewing leases on existing residents, controlling operating costs, and making prudent capital improvements.
Reconciliation of Operating Income (Loss) to Net Operating Income
Net operating income, or NOI, is a non-GAAP financial measure which the company defines as total real estate revenues less property operating expenses, including real estate taxes. Centerspace believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that is unaffected by depreciation and amortization, financing costs, property management expenses, casualty losses, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income, net income available for common shareholders, or cash flow from operating activities as a measure of financial performance.

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	(dollars in thousands)
	Three Months Ended			Sequential		Year-Over-Year
	12/31/2021	9/30/2021	12/31/2020	$ Change	% Change	$ Change	% Change

Operating income (loss)	$(2,466)	$1,144	$1,827	$(3,610)	(315.6)%	$(4,293)	(235.0)%
Adjustments:
Property management expenses	2,697	2,203	1,460	494	22.4%	1,237	84.7%
Casualty loss	280	(10)	331	290	(2,900.0)%	(51)	(15.4)%
Depreciation and amortization	30,418	22,447	20,282	7,971	35.5%	10,136	50.0%
General and administrative expenses	4,231	4,279	3,733	(48)	(1.1)%	498	13.3%
Gain (loss) on sale of real estate and other investments	$(678)	—	$(17)	$(678)	100.0%	$(661)	3,888.2%
Net operating income	$34,482	$30,063	$27,616	$4,419	14.7%	$6,866	24.9%

Revenue
Same-store	$43,771	$42,034	$40,075	$1,737	4.1%	$3,696	9.2%
Non-same-store	13,407	7,214	3,105	6,193	85.8%	10,302	331.8%
Other	810	1,120	413	(310)	(27.7)%	397	96.1%
Dispositions	—	45	1,947	(45)	(100.0)%	(1,947)	(100.0)%
Total	57,988	50,413	45,540	7,575	15.0%	12,448	27.3%

Property operating expenses, including real estate taxes
Same-store	17,275	17,126	15,573	149	0.9%	1,702	10.9%
Non-same-store	5,914	2,940	1,157	2,974	101.2%	4,757	411.1%
Other	312	317	249	(5)	(1.6)%	63	25.3%
Dispositions	5	(33)	945	38	(115.2)%	(940)	(99.5)%
Total	23,506	20,350	17,924	3,156	15.5%	5,582	31.1%

Net operating income
Same-store	26,496	24,908	24,502	1,588	6.4%	1,994	8.1%
Non-same-store	7,493	4,274	1,948	3,219	75.3%	5,545	284.7%
Other	498	803	164	(305)	(38.0)%	334	203.7%
Dispositions	(5)	78	1,002	(83)	(106.4)%	(1,007)	(100.5)%
Total	$34,482	$30,063	$27,616	$4,419	14.7%	$6,866	24.9%

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	(dollars in thousands)
	Twelve Months Ended December 31,
	2021	2020	$ Change	% Change

Operating income (loss)	$29,892	$33,843	$(3,951)	(11.7)%
Adjustments:
Property management expenses	8,752	5,801	2,951	50.9%
Casualty loss	344	1,662	(1,318)	(79.3)%
Depreciation and amortization	92,165	75,593	16,572	21.9%
General and administrative expenses	16,213	13,440	2,773	20.6%
Gain (loss) on sale of real estate and other investments	(27,518)	(25,503)	(2,015)	7.9%
Net operating income	$119,848	$104,836	$15,012	14.3%

Revenue
Same-store	$166,326	$158,702	$7,624	4.8%
Non-same-store	29,298	5,424	23,874	440.2%
Other	2,831	2,147	684	31.9%
Dispositions	3,250	11,721	(8,471)	(72.3)%
Total	201,705	177,994	23,711	13.3%

Property operating expenses, including real estate taxes
Same-store	67,306	64,204	3,102	4.8%
Non-same-store	11,790	2,152	9,638	447.9%
Other	1,120	1,008	112	11.1%
Dispositions	1,641	5,794	(4,153)	(71.7)%
Total	81,857	73,158	8,699	11.9%

Net operating income
Same-store	99,020	94,498	4,522	4.8%
Non-same-store	17,508	3,272	14,236	435.1%
Other	1,711	1,139	572	50.2%
Dispositions	1,609	5,927	(4,318)	(72.9)%
Total	$119,848	$104,836	$15,012	14.3%

S-6

Reconciliation of Same-Store Controllable Expenses to Property Operating Expenses, Including Real Estate Taxes
Same-store controllable expenses exclude real estate taxes and insurance, in order to provide a measure of expenses that are within management's control, and is used for the purposes of budgeting, business planning, and performance evaluation. This is a non-GAAP financial measure and should not be considered an alternative to total expenses or total property operating expenses and real estate taxes.

	(dollars in thousands)
	Three Months Ended December 31,				Twelve Months Ended December 31,
	2021	2020	$ Change	% Change	2021	2020	$ Change	% Change

Controllable expenses
On-site compensation (1)	$4,419	$4,412	$7	0.2%	$17,602	$17,319	$283	1.6%
Repairs and maintenance	2,725	2,037	688	33.8%	9,785	9,507	278	2.9%
Utilities	2,736	2,597	139	5.4%	10,975	10,286	689	6.7%
Administrative and marketing	942	781	161	20.6%	3,643	3,376	267	7.9%
Total	$10,822	$9,827	$995	10.1%	$42,005	$40,488	$1,517	3.7%

Non-controllable expenses
Real estate taxes	$4,839	$4,513	$326	7.2%	$19,503	$19,026	$477	2.5%
Insurance	1,614	1,233	381	30.9%	5,798	4,690	1,108	23.6%
Total	$6,453	$5,746	$707	12.3%	$25,301	$23,716	$1,585	6.7%

Property operating expenses, including real estate taxes - non-same-store	$5,914	$1,157	$4,757	411.1%	$11,790	$2,152	$9,638	447.9%
Property operating expenses, including real estate taxes - other	312	249	63	25.3%	1,120	1,008	112	11.1%
Property operating expenses, including real estate taxes - dispositions	5	945	(940)	(99.5)%	1,641	5,794	(4,153)	(71.7)%
Total property operating expenses, including real estate taxes	$23,506	$17,924	$5,582	31.1%	$81,857	$73,158	$8,699	11.9%

(1)On-site compensation for administration, leasing, and maintenance personnel.
Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations and Core Funds From Operations
Centerspace believes that FFO, which is a non-GAAP financial measurement used as a supplemental measure for equity real estate investment trusts, is helpful to investors in understanding operating performance, primarily because its calculation does not assume that the value of real estate assets diminishes predictably over time as implied by the historical cost convention of GAAP and the recording of depreciation.
Centerspace uses the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding:
•depreciation and amortization related to real estate;
•gains and losses from the sale of certain real estate assets; and
•impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity.
The exclusion in Nareit's definition of FFO of impairment write-downs and gains and losses from the sale of real estate assets helps to identify the operating results of the long-term assets that form the base of the company's investments, and assists management and investors in comparing those operating results between periods.
Due to the limitations of the Nareit FFO definition, Centerspace has made certain interpretations in applying the definition. The company believes that all such interpretations not specifically provided for in the Nareit definition are consistent with the definition. Nareit's FFO White Paper - 2018 Restatement clarified that impairment write-downs of land related to a REIT's main business are excluded from FFO, and a REIT has the option to exclude impairment write-downs of assets that are incidental to the main business.

S-7

While FFO is widely used by Centerspace as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund all cash needs, including the ability to service indebtedness or make distributions to shareholders.
Core Funds from Operations ("Core FFO"), a non-GAAP measure, is FFO adjusted for non-routine items or items not considered core to business operations. By further adjusting for items that are not considered part of core business operations, the company believes that Core FFO provides investors with additional information to compare core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income or as any other GAAP measurement of performance, but rather should be considered an additional supplemental measure. Core FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund all cash needs, including the ability to service indebtedness or make distributions to shareholders. Core FFO is a non-GAAP and non-standardized financial measure that may be calculated differently by other REITs and that should not be considered a substitute for operating results determined in accordance with GAAP.

S-8

	(in thousands, except per share amounts)
	Three Months Ended					Twelve Months Ended
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020
Net (loss) income available to common shareholders	$(8,815)	$(11,099)	$19,931	$(6,474)	$(5,985)	$(6,457)	$(1,790)
Adjustments:
Noncontrolling interests - Operating Partnership and Series E preferred units	(1,793)	(1,930)	1,386	(469)	(460)	(2,806)	(212)
Depreciation and amortization	30,418	22,447	19,308	19,992	20,282	92,165	75,593
Less depreciation - non real estate	(101)	(80)	(87)	(98)	(87)	(366)	(353)
Less depreciation - partially owned entities	(21)	(24)	(24)	(24)	(33)	(93)	(379)
Gain on sale of real estate	(678)	—	(26,840)	—	(17)	(27,518)	(25,503)
FFO applicable to common shares and Units	$19,010	$9,314	$13,674	$12,927	$13,700	$54,925	$47,356

Adjustments to Core FFO:
Casualty loss (recovery)	—	—	—	—	204	—	749
Loss on extinguishment of debt	2	530	3	—	2	535	23
Rebranding costs	—	—	—	—	402	—	402
Technology implementation costs	535	625	447	413	—	2,020	—
(Gain) loss on marketable securities	—	—	—	—	—	—	3,378
(Discount) premium on redemption of preferred shares	—	—	—	—	—	—	(297)
Commercial lease termination proceeds	—	(450)	—	—	—	(450)	—
Acquisition related costs	90	140	—	—	—	230	—
Interest rate swap termination, amortization, and mark-to-market	(411)	5,353	—	—	—	4,942	—
Amortization of assumed debt	(26)	(27)	—	—	—	(53)	—
Other miscellaneous items	(61)	(3)	—	—	—	(64)	—
Core FFO applicable to common shares and Units	$19,139	$15,482	$14,124	$13,340	$14,308	$62,085	$51,611

FFO applicable to common shares and Units	$19,010	$9,314	$13,674	$12,927	$13,700	$54,925	$47,356
Dividends to preferred unitholders	160	160	160	160	160	640	537
FFO applicable to common shares and Units - diluted	$19,170	$9,474	$13,834	$13,087	$13,860	$55,565	$47,893

Core FFO applicable to common shares and Units	$19,139	$15,482	$14,124	$13,340	$14,308	$62,085	$51,611
Dividends to preferred unitholders	160	160	160	160	160	640	537
Core FFO applicable to common shares and Units - diluted	$19,299	$15,642	$14,284	$13,500	$14,468	$62,725	$52,148

Per Share Data
Earnings (loss) per share and unit - diluted	$(0.61)	$(0.81)	$1.48	$(0.49)	$(0.46)	$(0.47)	$(0.15)
FFO per share and unit - diluted	$1.07	$0.60	$0.95	$0.92	$0.97	$3.54	$3.47
Core FFO per share and unit - diluted	$1.08	$0.98	$0.98	$0.95	$1.02	$3.99	$3.78

Weighted average shares and units - diluted	17,868	15,922	14,514	14,282	14,222	15,704	13,835

S-9

Reconciliation of Net Income (Loss) Available to Common Shareholders to Adjusted EBITDA
Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain or loss on sale of real estate and other investments, impairment of real estate investments, gain or loss on extinguishment of debt, gain on litigation settlement, and gain/loss from involuntary conversion. Adjusted EBITDA is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. The company considers Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, financing costs, or non-operating gains and losses.

	(in thousands)
	Three Months Ended					Twelve Months Ended
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020
Net income (loss) attributable to controlling interests	$(7,208)	$(9,492)	$21,538	$(4,867)	$(4,378)	$(29)	$4,441
Adjustments:
Dividends to preferred unitholders	160	160	160	160	160	640	640
Noncontrolling interests – Operating Partnership and Series E preferred units	(1,793)	(1,930)	1,386	(469)	(460)	(2,806)	(212)
Income (loss) before noncontrolling interests – Operating Partnership	(8,841)	(11,262)	23,084	(5,176)	(4,678)	(2,195)	4,869
Adjustments:
Interest expense	7,440	7,287	7,075	7,216	6,888	29,018	27,334
Loss on extinguishment of debt	2	530	3	—	2	535	23
Depreciation/amortization related to real estate investments	30,397	22,423	19,284	19,969	20,250	92,073	75,215
Casualty loss (recovery)	—	—	—	—	204	—	749
Interest income	(644)	(769)	(583)	(407)	(328)	(2,403)	(1,512)
Gain (loss) on sale of real estate and other investments	(678)	—	(26,840)	—	(17)	(27,518)	(25,503)
Technology implementation costs	534	625	447	413	—	2,020	—
(Gain) loss on marketable securities	—	—	—	—	—	—	3,378
Commercial lease termination proceeds	—	(450)	—	—	—	(450)	—
Acquisition related costs	90	140	—	—	—	230	—
Interest rate swap termination and mark-to-market	(359)	5,361	—	—	—	5,002	—
Other miscellaneous items	(61)	(3)	—	—	—	(64)	—
Adjusted EBITDA	$27,880	$23,882	$22,470	$22,015	$22,321	$96,248	$84,553

S-10

CENTERSPACE
DEBT ANALYSIS
(in thousands)
Debt Maturity Schedule
Annual Expirations

	Future Maturities of Debt
	Secured Fixed Debt	Unsecured Fixed Debt(1)	Unsecured Variable Debt	Total Debt	% of Total Debt	Weighted Average Interest Rate(2)
2022	$22,429	$—	$—	$22,429	2.6%	3.92%
2023	42,596	—	—	42,596	5.0%	4.02%
2024	—	—	—	—	—	—
2025	32,112	75,000	1,000	108,112	12.6%	3.18%
2026	53,487	—	—	53,487	6.2%	3.74%
Thereafter	333,160	300,000	—	633,160	73.6%	3.15%
Total debt	$483,784	$375,000	$1,000	$859,784	100.0%	3.26%

(1)The line of credit was fixed through an interest rate swap with a $75.0 million notional as of December 31, 2021. The interest rate swap was terminated in February 2022.
(2)Weighted average interest rate of debt that matures during the year, including the effect of interest rate swaps on the term loans and line of credit.

	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Debt Balances Outstanding
Secured fixed rate - other mortgages	$284,934	$293,547	$288,363	$295,001	$298,445
Secured fixed rate - Fannie Mae credit facility	198,850	198,850	—	—	—
Unsecured fixed rate line of credit(1)	75,000	57,000	50,000	50,000	50,000
Unsecured variable rate line of credit	1,000	—	37,000	131,544	102,871
Unsecured term loans	—	—	145,000	145,000	145,000
Unsecured senior notes	300,000	300,000	175,000	175,000	125,000
Debt total	$859,784	$849,397	$695,363	$796,545	$721,316

Quarterly Weighted Average Interest Rates
Other mortgages rate	3.81%	3.83%	3.90%	3.92%	3.93%
Fannie Mae Credit Facility rate	2.78%	2.78%	—	—	—
Lines of credit rate (rate with swap)	4.22%	2.79%	2.24%	2.18%	2.35%
Term loan rate (rate with swap)	—	—	4.19%	4.11%	4.18%
Senior notes rate	3.12%	3.12%	3.47%	3.47%	3.78%
Total debt	3.26%	3.23%	3.70%	3.37%	3.62%

(1)The current rate on our line of credit was LIBOR plus 150 basis points. The LIBOR exposure on the line of credit as of December 31, 2021 was hedged using an interest rate swap with a notional of $75.0 million and a fixed rate of 2.81%. The interest rate swap was terminated in February 2022.

Debt Maturity by Quarter for the Next Two Years

Year	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total
2022	$—	$—	$22,429	$—	$22,429
2023	—	19,187	—	23,409	42,596
					$65,025

S-11

CENTERSPACE
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Equity Capitalization
Common shares outstanding	15,016	14,281	14,045	13,220	13,027
Operating partnership units outstanding	832	845	881	950	977
Series E preferred units (as converted)	2,186	2,186	—	—	—
Total common shares and units outstanding	18,034	17,312	14,926	14,170	14,004
Market price per common share (closing price at end of period)	$110.90	$94.50	$78.90	$68.00	$70.64
Equity capitalization-common shares and units	$1,999,971	$1,635,984	$1,177,661	$963,560	$989,243
Recorded book value of preferred shares	$93,530	$93,530	$93,530	$93,530	$93,530
Total equity capitalization	$2,093,501	$1,729,514	$1,271,191	$1,057,090	$1,082,773

Series D preferred units	$25,331	$21,585	$18,022	$16,560	16,560

Debt capitalization
Total debt	859,784	849,397	695,363	796,545	721,317
Total capitalization	$2,978,616	$2,600,496	$1,984,576	$1,870,195	$1,820,650

Total debt to total capitalization(1)	28.9%	33.1%	35.0%	43.1%	39.6%

(1)Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet, market value of common shares and operating partnership units, and book value of Series C preferred shares and Series D preferred units outstanding at the end of the period.

	Three Months Ended										Twelve Months Ended
	12/31/2021		9/30/2021		6/30/2021		3/31/2021		12/31/2020		12/31/2021		12/31/2020
Debt service coverage ratio(1)	3.17	x	2.75	x	2.62	x	2.53	x	2.73	x	2.77	x	2.57	x
Adjusted EBITDA/Interest expense plus preferred distributions and principal amortization	2.68	x	2.32	x	2.21	x	2.14	x	2.28	x	2.34	x	2.13	x
Net debt/Adjusted EBITDA(2)	7.43	x	8.67	x	7.68	x	8.92	x	8.07	x	8.61	x	8.53	x
Net debt and preferred equity/Adjusted EBITDA(2)	8.50	x	9.88	x	8.92	x	10.17	x	9.31	x	9.84	x	9.83	x

Distribution Data
Common shares and units outstanding at record date	15,848		15,126		14,926		14,171		14,004		15,848		14,004
Total common distribution declared	$11,411		$10,890		$10,448		$9,919		$9,803		$42,669		$38,538
Common distribution per share and unit	$0.72		$0.72		$0.70		$0.70		$0.70		$2.84		$2.80
Payout ratio (Core FFO per diluted share and unit basis)(3)	66.7%		73.5%		71.4%		73.7%		68.6%		71.2%		74.1%

(1)Debt service coverage ratio is computed by dividing Adjusted EBITDA by interest expense and principal amortization.
(2)Net debt is the total debt balance less cash and cash equivalents and net tax deferred exchange proceeds (included within restricted cash). For the quarterly period presented, adjusted EBITDA is annualized. Net debt and adjusted EBITDA are non-GAAP measures and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within the Non-GAAP Financial Measures and Reconciliations section.
(3)Payout ratio (Core FFO per diluted share and unit basis) is the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual Core FFO per diluted share and unit. This term is a non-GAAP measure and should not be considered a substitute for operating results determined in accordance with GAAP.

S-12

CENTERSPACE
SAME-STORE FOURTH QUARTER COMPARISONS
(dollars in thousands)

	Homes Included	Revenues			Expenses			NOI
Regions		Q42021	Q42020	% Change	Q42021	Q42020	% Change	Q42021	Q42020	% Change
Denver, CO	992	$5,817	$5,400	7.7%	$1,990	$1,634	21.8%	$3,827	$3,766	1.6%
Minneapolis, MN	2,355	11,709	10,604	10.4%	4,651	4,488	3.6%	7,058	6,116	15.4%
North Dakota	2,421	8,155	8,011	1.8%	3,273	3,070	6.6%	4,882	4,941	(1.2)%
Omaha, NE	1,370	4,222	3,891	8.5%	1,888	1,648	14.6%	2,334	2,243	4.1%
Rochester, MN	1,121	4,996	4,601	8.6%	2,174	1,860	16.9%	2,822	2,741	3.0%
St. Cloud, MN	1,192	4,576	3,656	25.2%	1,820	1,602	13.6%	2,756	2,054	34.2%
Other Mountain West(1)	1,221	4,296	3,912	9.8%	1,479	1,271	16.4%	2,817	2,641	6.7%
Same-Store Total	10,672	$43,771	$40,075	9.2%	$17,275	$15,573	10.9%	$26,496	$24,502	8.1%

	% of NOI	Weighted Average Occupancy (2)			Average Monthly Rental Rate (3)			Average Monthly Revenue per Occupied Home (4)
Regions		Q42021	Q42020	Growth	Q42021	Q42020	% Change	Q42021	Q42020	% Change
Denver, CO	14.5%	93.6%	94.3%	(0.7)%	$1,855	$1,727	7.4%	$2,089	$1,924	8.6%
Minneapolis, MN	26.6%	92.8%	93.2%	(0.4)%	1,586	1,502	5.6%	1,786	1,611	10.9%
North Dakota	18.4%	95.3%	95.8%	(0.5)%	1,107	1,062	4.2%	1,178	1,151	2.3%
Omaha, NE	8.8%	93.9%	93.8%	0.1%	996	912	9.2%	1,094	1,010	8.3%
Rochester, MN	10.7%	91.7%	95.5%	(3.8)%	1,515	1,371	10.5%	1,620	1,429	13.4%
St. Cloud, MN	10.4%	91.9%	94.6%	(2.7)%	1,106	971	13.9%	1,392	1,080	28.9%
Other Mountain West(1)	10.6%	94.5%	98.1%	(3.6)%	1,133	981	15.5%	1,241	1,088	14.1%
Same-Store Total	100.0%	93.4%	94.8%	(1.4)%	$1,314	$1,215	8.1%	$1,463	$1,321	10.6%

(1)Includes apartment communities in Billings, Montana and Rapid City, South Dakota.
(2)Weighted average occupancy is defined as the percentage resulting from dividing actual rental revenue by scheduled rent. Scheduled rent represents the value of all apartment homes, with occupied apartment homes valued at contractual rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes.
(3)Average monthly rental rate is scheduled rent divided by the total number of apartment homes.
(4)Average monthly revenue per occupied home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period.

S-13

CENTERSPACE
SAME-STORE SEQUENTIAL QUARTER COMPARISONS(1)
(dollars in thousands)

	Homes Included	Revenues			Expenses			NOI
Regions		Q42021	Q32021	% Change	Q42021	Q32021	% Change	Q42021	Q32021	% Change
Denver, CO	992	$5,817	$5,565	4.5%	$1,990	$1,899	4.8%	$3,827	$3,666	4.4%
Minneapolis, MN	2,355	11,709	11,361	3.1%	4,651	4,548	2.3%	7,058	6,813	3.6%
North Dakota	2,421	8,155	8,183	(0.3)%	3,273	3,378	(3.1)%	4,882	4,805	1.6%
Omaha, NE	1,370	4,222	4,166	1.3%	1,888	1,933	(2.3)%	2,334	2,233	4.5%
Rochester, MN	1,121	4,996	4,874	2.5%	2,174	1,924	13.0%	2,822	2,950	(4.3)%
St. Cloud, MN	1,192	4,576	3,683	24.2%	1,820	1,750	4.0%	2,756	1,933	42.6%
Other Mountain West	1,221	4,296	4,202	2.2%	1,479	1,694	(12.7)%	2,817	2,508	12.3%
Same-Store Total	10,672	$43,771	$42,034	4.1%	$17,275	$17,126	0.9%	$26,496	$24,908	6.4%

	% of NOI	Weighted Average Occupancy			Average Monthly Rental Rate			Average Monthly Revenue per Occupied Home
Regions		Q42021	Q32021	Growth	Q42021	Q32021	% Change	Q42021	Q32021	% Change
Denver, CO	14.5%	93.6%	94.5%	(1.0)%	$1,855	$1,779	4.3%	$2,089	$1,978	5.6%
Minneapolis, MN	26.6%	92.8%	94.6%	(1.9)%	1,586	1,558	1.8%	1,786	1,699	5.1%
North Dakota	18.4%	95.3%	94.2%	1.2%	1,107	1,107	—	1,178	1,196	(1.5)%
Omaha, NE	8.8%	93.9%	94.6%	(0.7)%	996	962	3.5%	1,094	1,072	2.1%
Rochester, MN	10.7%	91.7%	93.2%	(1.6)%	1,515	1,459	3.8%	1,620	1,552	4.4%
St. Cloud, MN	10.4%	91.9%	91.5%	0.4%	1,106	1,063	4.0%	1,392	1,125	23.7%
Other Mountain West	10.6%	94.5%	96.6%	(2.2)%	1,133	1,082	4.7%	1,241	1,187	4.5%
Same-Store Total	100.0%	93.4%	94.3%	(1.0)%	$1,314	$1,280	2.7%	$1,463	$1,392	5.1%

(1)Refer to footnotes on page S-13.

S-14

CENTERSPACE
SAME-STORE YEAR-TO-DATE COMPARISONS(1)
(dollars in thousands)

	Homes Included	Revenues			Expenses			NOI
Regions		2021	2020	% Change	2021	2020	% Change	2021	2020	% Change
Denver, CO	992	$22,276	$21,568	3.3%	$7,592	$6,968	9.0%	$14,684	$14,600	0.6%
Minneapolis, MN	2,355	44,073	42,628	3.4%	18,279	17,613	3.8%	25,794	25,015	3.1%
North Dakota	2,421	32,365	31,342	3.3%	13,121	12,861	2.0%	19,244	18,481	4.1%
Omaha, NE	1,370	16,451	15,427	6.6%	7,468	6,846	9.1%	8,983	8,581	4.7%
Rochester, MN	1,121	19,223	18,512	3.8%	8,021	7,782	3.1%	11,202	10,730	4.4%
St. Cloud, MN	1,192	15,548	14,362	8.3%	6,788	6,485	4.7%	8,760	7,877	11.2%
Other Mountain West	1,221	16,390	14,863	10.3%	6,037	5,649	6.9%	10,353	9,214	12.4%
Same-Store Total	10,672	$166,326	$158,702	4.8%	$67,306	$64,204	4.8%	$99,020	$94,498	4.8%

	% of NOI	Weighted Average Occupancy			Average Monthly Rental Rate			Average Monthly Revenue per Occupied Home
Regions		2021	2020	Growth	2021	2020	% Change	2021	2020	% Change
Denver, CO	14.9%	94.2%	93.8%	0.4%	$1,769	$1,761	0.5%	$1,987	$1,932	2.8%
Minneapolis, MN	26.0%	93.6%	93.6%	—%	1,537	1,497	2.7%	1,666	1,611	3.4%
North Dakota	19.4%	95.4%	95.9%	(0.5)%	1,088	1,049	3.7%	1,168	1,125	3.7%
Omaha, NE	9.1%	94.7%	94.2%	0.5%	949	905	4.8%	1,056	996	6.1%
Rochester, MN	11.3%	93.7%	95.5%	(1.8)%	1,439	1,378	4.2%	1,526	1,438	5.6%
St. Cloud, MN	8.8%	92.6%	94.4%	(1.8)%	1,036	958	8.2%	1,174	1,064	10.0%
Other Mountain West	10.5%	96.7%	96.5%	0.2%	1,054	962	9.5%	1,157	1,052	10.1%
Same-Store Total	100.0%	94.4%	94.7%	(0.3)%	$1,260	$1,210	4.1%	$1,376	$1,308	5.1%

(1)Refer to footnotes on page S-13.

S-15

CENTERSPACE
PORTFOLIO SUMMARY (1)

	Three Months Ended
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Number of Apartment Homes at Period End
Same-Store	10,672	10,676	10,676	11,265	10,567
Non-Same-Store	3,769	3,599	903	903	1,343
All Communities	14,441	14,275	11,579	12,168	11,910

Average Monthly Rental Rate(2)
Same-Store	$1,314	$1,279	$1,233	$1,200	$1,177
Non-Same-Store	1,225	1,506	1,617	1,584	1,599
All Communities	$1,291	$1,293	$1,263	$1,229	$1,225

Average Monthly Revenue per Occupied Apartment Home(3)
Same-Store	$1,463	$1,392	$1,333	$1,302	$1,282
Non-Same-Store	1,306	1,606	1,739	1,705	1,708
All Communities	$1,423	$1,397	$1,365	$1,332	$1,330

Weighted Average Occupancy(4)
Same-Store	93.4%	94.3%	94.9%	94.9%	95.0%
Non-Same-Store	94.7%	95.1%	94.2%	91.8%	92.3%
All Communities	93.7%	94.4%	94.8%	94.6%	94.6%

Operating Expenses as a % of Scheduled Rent
Same-Store	39.5%	41.8%	41.9%	42.9%	41.2%
Non-Same-Store	44.1%	39.9%	32.9%	34.9%	35.3%
All Communities	40.6%	41.6%	41.0%	42.1%	40.3%

Capital Expenditures
Total Capital Expenditures per Apartment Home – Same-Store	$369	$255	$159	$131	$326

(1)Previously reported amounts are not revised for changes in the composition of the same-store properties pool.
(2)Average monthly rental rate is scheduled rent divided by the total number of apartment homes. Scheduled rent represents the value of all apartment homes, with occupied apartment homes valued at contractual rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant apartment homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes.
(3)Average monthly revenue per occupied apartment home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period.
(4)Weighted average occupancy is the percentage resulting from dividing actual rental revenue by scheduled rent. The company believes that weighted average occupancy is a meaningful measure of occupancy because it considers the value of each vacant unit at its estimated market rate. Weighted average occupancy may not completely reflect short-term trends in physical occupancy, and calculation of weighted average occupancy may not be comparable to that disclosed by other real estate companies.

S-16

CENTERSPACE
CAPITAL EXPENDITURES
(dollars in thousands, except per home amounts)

	Three Months Ended		Twelve Months Ended
	12/31/2021	12/31/2020	12/31/2021	12/31/2020
Total Same-Store Apartment Homes	10,672	10,672	10,672	10,672

Building - Exterior	$997	$1,561	$3,131	$3,053
Building - Interior	1,325	29	1,560	230
Mechanical, Electrical, & Plumbing	274	427	826	1,900
Furniture & Equipment	82	118	163	343
Landscaping & Grounds	347	267	712	1,446
Turnover	909	388	3,281	2,940
Capital Expenditures - Same-Store	$3,934	$2,790	$9,673	$9,912
Capital Expenditures per Apartment Home - Same-Store	$369	$261	$906	$929

Value Add	$4,356	$3,483	$18,366	$13,762
Total Capital Spend - Same-Store	$8,290	$6,273	$28,039	$23,674
Total Capital Spend per Apartment Home - Same Store	$777	$588	$2,627	$2,218

All Properties - Weighted Average Homes	14,326	11,322	12,489	10,982

Capital Expenditures	$4,337	$2,822	$10,278	$9,954
Capital Expenditures per Apartment Home	$303	$249	$823	$906

Value Add	4,356	3,483	18,378	13,762
Acquisition Capital	1,523	$302	2,818	1,567
Total Capital Spend	$10,216	$6,607	$31,474	$25,283
Total Capital Spend per Apartment Home	$713	$584	$2,520	$2,302

Value Add Capital Expenditures

Interior - Units
Same-Store	$1,941	$1,171	$11,340	$5,752
Non-Same-Store	—	—	8	—
Total Interior Units	$1,941	$1,171	$11,348	$5,752

Common Areas and Exteriors
Same-Store	$2,415	$2,312	$7,027	$8,009
Non-Same-Store	—	—	3	—
Total Common Areas and Exteriors	$2,415	$2,312	$7,030	$8,009

Total Value-Add Capital Expenditures
Same-Store	$4,356	$3,483	$18,367	$13,761
Non-Same-Store	—	—	11	—
Total Portfolio Value-Add	$4,356	$3,483	$18,378	$13,761

S-17

CENTERSPACE
2022 Financial Outlook
(in thousands, except per share amounts)
Centerspace is providing guidance for 2022.

	12 Months Ended	2022 Full-Year Guidance Range
	December 31, 2021	Low	High
	Actual	Amount	Amount
Same-store growth (1)
Revenue	$179,348	6.00%	8.00%

Controllable expenses	$44,693	3.75%	5.25%
Non-controllable expenses	$27,317	3.00%	4.50%
Total Expenses	$72,010	3.50%	5.00%
Same-store NOI (1)	$107,338	8.00%	10.00%

Components of NOI
Same-store NOI (1)	$107,338	$115,600	$118,100
Non-same-store NOI (1)	$9,190	$30,800	$31,300
Other Commercial NOI	$1,475	$1,300	$1,400
Other Sold NOI	$1,845	—	—

Total NOI	$119,848	$147,700	$150,800

Accretion from investments and capital market activity, excluding impact from change in share count	$—	—	—

Interest expense	$(29,078)	(32,200)	(31,700)
Preferred dividends	$(6,428)	(6,400)	(6,400)

Recurring income and expenses
Interest and other income (loss)	$(3,008)	660	700
General and administrative and property management	$(24,965)	(27,800)	(27,100)
Casualty losses	$(344)	(2,000)	(1,700)
Non-real estate depreciation and amortization	$(366)	(430)	(390)
Non-controlling interest	$(94)	(70)	(90)
Total recurring income and expenses	$(28,777)	(29,640)	(28,580)

FFO	$55,565	$79,460	$84,120
FFO per diluted share	$3.54	$4.25	$4.50

Non-core income and expenses
Casualty loss	$—	$600	$500
Technology implementation costs	2,020	990	890
Interest rate swap termination, amortization, and mark-to-market	4,942	—	—
Other miscellaneous items	198	—	—
Total non-core income and expenses	$7,160	$1,590	$1,390

Core FFO	$62,725	$81,050	$85,510
Core FFO per diluted share	$3.99	$4.33	$4.57

EPS - Diluted	$(0.47)	$(0.41)	$(0.16)
Weighted average shares outstanding - diluted	15,704	18,700	18,700
(1)Amounts for the year ended December 31, 2021 reflect the 2022 same-store pool.
Additional assumptions:
•Same-store capital expenditures of $925 per home to $975 per home
•Value-add expenditures of $21.0 million to $24.0 million
•Investments of $114.5 million due to the January 2022 acquisitions of four communities in the Minneapolis, Minnesota region

S-18

Reconciliation of Net Income (Loss) Available to Common Shareholders to FFO and Core FFO
The following table presents reconciliations of Net income (loss) available to common shareholders to FFO and Core FFO, which are non-GAAP financial measures described in greater detail under "Non-GAAP Financial Measures and Reconciliations." They should not be considered as alternatives to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO and Core FFO also do not represent cash generated from operating activities in accordance with GAAP, nor are they indicative of funds available to fund all cash needs, including the ability to service indebtedness or make distributions to shareholders. The outlook and projections provided below are based on current expectations and are forward-looking.

		Outlook
	12 Months Ended	12 Months Ended
	December 31, 2021	December 31, 2022
	Amount	Low	High
Net income (loss) available to common shareholders	$(6,457)	$282	$4,922
Noncontrolling interests - Operating Partnership and Series E preferred units	(2,806)	(7,885)	(7,885)
Depreciation and amortization	92,165	86,923	86,923
Less depreciation - non real estate	(366)	(430)	(390)
Less depreciation - partially owned entities	(93)	(70)	(90)
(Gain) loss on sale of real estate	(27,518)	—	—
Dividends to preferred unitholders	$640	$640	$640
FFO applicable to common shares and Units	$55,565	$79,460	$84,120

Adjustments to Core FFO:
Casualty loss write off	—	600	500
Loss on extinguishment of debt	535	—	—
Technology implementation costs	2,020	990	890
Commercial lease termination proceeds	(450)	—	—
Acquisition related costs	230	—	—
Interest rate swap termination, amortization, and mark-to-market	4,942	—	—
Other miscellaneous items	(117)	—	—
Core FFO applicable to common shares and Units	$62,725	$81,050	$85,510

Earnings per share - diluted	$(0.47)	$(0.41)	$(0.16)
FFO per share - diluted	$3.54	$4.25	$4.50
Core FFO per share - diluted	$3.99	$4.33	$4.57
Reconciliation of Operating Income to Net Operating Income
Net operating income, or NOI, is a non-GAAP financial measure which the company defines as total real estate revenues less property operating expenses, including real estate taxes. Centerspace believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that is unaffected by depreciation, amortization, financing, property management overhead, casualty losses, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income, net income available for common shareholders, or cash flow from operating activities as a measure of financial performance.

		Outlook
	12 Months Ended	12 Months Ended
	December 31, 2021	December 31, 2022
	Actual	Low	High
Operating income	$29,892	$30,977	$35,077
Adjustments:
General and administrative and property management expenses	24,965	27,800	27,100
Casualty loss	344	2,000	1,700
Depreciation and amortization	92,165	86,923	86,923
(Gain) loss on sale of real estate and other assets	(27,518)	—	—
Net operating income	$119,848	$147,700	$150,800

S-19